UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2006
ALBERTSON’S, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6187 (Commission File Numbers)	82-0184434 (I.R.S. Employer Identification Nos.)

250 Park Center Blvd PO Box 20, Boise Idaho	83726

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (208) 395-6200
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release
EX-99.2 Communications Package
EX-99.3 Communications Package
EX-99.4 Communications Package
EX-99.5 Communications For Boise Operations

Item 8.01 Other Events
     On January 23, 2006, the Company issued a press release announcing that it has entered into definitive agreements to sell the entire company to a consortium of investors. A copy of the press release and additional public statements made by the Company in connection with the transactions described in the press release are included herein as Exhibits 99.1 through 99.5. These materials are incorporated herein by reference and the foregoing description of the transaction is qualified in its entirety by reference to such materials.
     The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued by Albertson’s, Inc. on January 23, 2006

99.2	Communications Package for Southern California, Northwest and Intermountain regions, Jewel-Osco, Shaw’s and Acme divisions and Bristol Farms

99.3	Communications Package for Rocky Mountain, Southwest, Northern California and Florida regions, and Dallas/Fort Worth division

99.4	Communications Package for Stand Alone Drug Division

99.5	Communications for Boise Operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTSON’S, INC.
/s/ John R. Sims
By: John R. Sims
Title:	Executive Vice President & General Counsel

Date: January 23, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued by Albertson’s, Inc. on January 23, 2006

99.2	Communications Package for Southern California, Northwest and Intermountain regions, Jewel-Osco, Shaw’s and Acme divisions and Bristol Farms

99.3	Communications Package for Rocky Mountain, Southwest, Northern California and Florida regions, and Dallas/Fort Worth division

99.4	Communications Package for Stand Alone Drug Division

99.5	Communications for Boise Operations